UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 15, 2003

Commission file number 1-12630

CENTERPOINT PROPERTIES TRUST

Maryland	36-3910279
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois 60523

(630) 586-8000
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release of the Company dated October 15, 2003.

Item 12.  Results of Operations and Financial Condition.

On October 15, 2003, CenterPoint issued a press release announcing third quarter 2003 financial results.  A copy of the press release as well as certain unaudited financial statements are furnished with this report as Exhibit 99.1, and are incorporated herein by reference.

The information in this report and the exhibits attached hereto are being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST
a Maryland corporation

Dated: October 28, 2003	By:	/s/ Paul S. Fisher
Paul S. Fisher
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated October 15, 2003.